Exhibit 99.1

EXECUTION VERSION

PROMISSORY NOTE

One Financial Plaza

Providence, Rhode Island 02903-2448

$50,000,000.00	December 13, 2007

For value received, the undersigned promises to pay to the order of Banc of America Leasing & Capital, LLC (“Lender”), having its principal place of business in Providence, Rhode Island (together with any other holder of this Note, hereinafter referred to as the “Holder”), the principal sum of Fifty Million Dollars and No Cents ($50,000,000.00), together with interest thereon as provided herein.

At any time on or after January 7, 2008 and on or before January 11, 2008, the Lender agrees to make an additional loan to the Holder in an aggregate principal amount of up to $50,000,000 (the “Delayed Draw Loan”); provided, that, the Lender shall be required to make such Delayed Draw Loan only if the following conditions are satisfied (i) the Holder delivers to Lender 3 Business Days’ notice of its intention to borrow the Delayed Draw Loan, (ii) no Default or Event of Default shall have occurred and be continuing, and (iii) the Holder has delivered to the Lender a promissory note in substantially the same form as this Promissory Note in respect of the Delayed Draw Loan. The undersigned hereby acknowledges, understands and agrees that Lender intends to assign its rights and delegate its duties under this Note, the Delayed Draw Loan and the Security Agreement to HSBC Bank USA, National Association (“HSBC”) effective immediately upon the execution and delivery of this Note, the Security Agreement and the documents, instruments and agreements in connection with the Delayed Draw Loan, and upon the effectiveness of such assignment and delegation (i) HSBC shall make all advances required under the Note and the Delayed Draw Loan directly to the undersigned notwithstanding that Banc of America Leasing & Capital, LLC is named as the Lender therein and (ii) Lender shall have no obligation to make the advances contemplated by this Note and the Delayed Draw Loan.

This Promissory Note is one of the “Notes,” and the obligations of the undersigned hereunder are “Obligations” secured by the “Collateral,” as such terms are defined or referred to in the Collateral Security Agreement Schedule No. 17910-11701 dated as of December 13, 2007, incorporating by reference the terms and conditions of that certain Master Security Agreement No. 17910 dated as of December 13, 2007, each between the undersigned and Lender (the “Security Agreement”).

This Note shall be payable by the undersigned to Holder in sixty (60) consecutive monthly installments of principal and interest (the “Payments”) commencing on January 13, 2008, and continuing monthly thereafter through and including January 13, 2013 (the “Maturity Date”). Each Payment shall be due and payable on the same day of the month as the initial Payment set forth above in each succeeding payment period during the term of this Note (each, a “Payment Date”). Interest shall accrue on the entire principal amount of this Note outstanding from time to time at a fixed rate of 5.69% per annum (the “Interest Rate”), from the date hereof until the principal amount of this Note is paid in full, and shall be due and payable on each Payment Date. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. Payments of principal and interest hereunder shall be due, payable on each Payment Date in the amount of Nine Hundred Fifty Nine Thousand Four Hundred Forty Nine Dollars and Nineteen Cents ($959,449.19).

The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Security Agreement.

The entire unpaid principal balance of this Note may be prepaid in full (but not in part) upon thirty (30) days’ prior written notice to Holder, provided that any such prepayment shall be made together with (a) all accrued interest and other charges owing hereunder or under the Security Agreement, and (b) a prepayment fee equal to the following specified percentage of the then outstanding principal balance of this Note to be prepaid: .50 percent if such prepayment is made in connection with a Trigger Event Prepayment (as such term is defined in the Security Agreement), or 1.0 percent if such prepayment is to be made other than in connection with a Trigger Event.

Time is of the essence in the payment and performance of those Obligations which are evidenced by this Note. In the event any amount due hereunder is not paid within ten (10) days of the date when due, the undersigned agrees to pay an administrative and late charge equal to the lesser of (a) five percent (5%) on and in addition to the amount of such overdue amount, or (b) the maximum charges allowable under applicable law. In addition, the undersigned shall pay overdue interest on any delinquent Payment or other Obligation due (by reason of acceleration or otherwise) from thirty (30) days after the due date thereof through the date of payment thereof at a rate of interest equal to the lesser of: (a) 1.5% per month, or (b) the maximum rate of interest allowable under then applicable law.

Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address, as Holder shall from time to time direct the undersigned. Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a public holiday, or the equivalent for banks generally under the laws of the State of Rhode Island, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest. All amounts received hereunder or in respect of this Note shall be applied first, to accrued late charges and any other costs or expenses due and owing hereunder or under the terms of the Security Agreement; second, to accrued interest; and third, to unpaid principal. It is the intention of Holder to comply with all applicable usury laws. Accordingly, it is agreed that notwithstanding anything to the contrary contained herein, in no event shall any provision contained herein require or permit interest in excess of the maximum amount permitted by applicable law to be paid by the undersigned. If necessary to give effect to these provisions, Holder will, at its option, in accordance with applicable law, either refund any amount to the undersigned to the extent that it was in excess of that allowed by applicable law or credit such excess amount against the then unpaid principal balance hereunder.

Failure to pay this Note or any installment hereunder promptly when due, or the occurrence of an “Event of Default” under the Security Agreement, or default or failure in the performance or due observance of any of the terms, conditions or obligations under any other agreement or instrument between the undersigned (or any endorser, guarantor, surety or other party liable for the undersigned’s obligations hereunder, or any other entity controlling, controlled by, or under common control with the undersigned) and Holder (or any other entity controlling, controlled by or under common control with Holder), shall constitute a default hereunder and entitle Holder to accelerate the maturity of this Note and to declare the entire unpaid principal balance and all accrued interest and other charges hereunder (including prepayment fees calculated as of the date of default) and under the Security Agreement to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Security Agreement or otherwise available at law or in equity.

The undersigned represents that the undersigned has full power, authority and legal right to execute and deliver this Note, and that this Note constitutes a legal, valid and binding obligation of the undersigned.

The undersigned hereby agrees that the Lender or any Holder may at any time assign, endorse or grant participations in all or any portion of this Note.

The undersigned and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Note waive diligence, presentment, demand, protest, notice of dishonor, notice of intention to accelerate, notice of acceleration and notice of any other kind whatsoever and agree to pay all costs incurred by Holder in enforcing its rights under this Note or the Security Agreement, including reasonable attorney’s fees and expenses, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Note. No extension of time for payment of this Note made by any agreement with any person now or hereafter liable for payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the undersigned under this Note, either in whole or in part. No delay or failure by Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Note may proceed against all or any of the Collateral securing this Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against the undersigned, in such order and at such times following default hereunder as Holder may determine in its sole discretion. All of the undersigned’s obligations under this Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. The undersigned waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce the undersigned’s obligations hereunder, any claim whatsoever against the Holder of this Note.

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THIS NOTE AND THE LEGAL RELATIONS OF THE UNDERSIGNED AND HOLDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized representative as of the date first above written.

ATTEST/WITNESS:		MAKER: FIRST AMERICAN CORELOGIC HOLDINGS, INC.

	/s/ Jeff Robinson	By:	/s/ Kenneth D. DeGiorgio
Name:	Jeff Robinson	Name:	Kenneth D. DeGiorgio
		Title:	Executive Vice President

Pay To The Order of HSBC Bank USA, National Association

BANC OF AMERICA LEASING & CAPITAL, LLC

By:	/s/ Annemarie L. Warren
Vice President (Title)

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